Stockholders' Equity	12 Months Ended
Feb. 01, 2014
Equity [Abstract]
Stockholders' Equity

Note 10. Stockholders’ Equity

We currently have authorized for issuance 100,000,000 shares of our Voting Common Stock, par value of $0.01 per share. As of February 1, 2014 and February 2, 2013 we had 36,723,727 and 26,211,130 shares issued and outstanding, respectively (after giving effect to the conversion of all our issued and outstanding non-voting common stock into common stock on a one-for-one basis and the subsequent split of our common stock on a one for 28.5177 basis, as part of the Restructuring Transactions).

We have not paid dividends, and our current ability to pay such dividends is restricted by the terms of our debt agreements. Our future dividend policy will be determined on a yearly basis and will depend on earnings, financial condition, capital requirements, and certain other factors. We do not expect to declare dividends with respect to our common stock in the foreseeable future.